Schedule 14C Information

                  Information Statement Pursuant to
                        Section 14(c) of the
                   Securities Exchange Act of 1934
                        (Amendment No.   )

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                          Osmic, Inc.
         (Name of Registrant As Specified In Charter)

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[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                           OSMIC, INC.
                       1788 Northwood Drive
                         Troy, MI  48084

           NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS to be held December 21, 1995




     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of
Osmic, Inc. (the "Company") will be held at the Company's facility located at 1788 Northwood Drive, Troy, Michigan 48084, on Thursday, December 21, 1995, at 10:00 a.m. local time, for the purposes of:

     1. Electing directors to serve until the 1996 Annual Meeting of Shareholders;

     You are invited to attend this meeting. You should be aware that shares cannot be voted unless the holder is present at the meeting or represented by proxy.

                                        Wes L. Hardenburg, Secretary


Troy, Michigan
December 1, 1995

                           OSMIC, INC.
                       1788 Northwood Drive
                         Troy, MI  48084


                      INFORMATION STATEMENT

             Meeting to be held on December 21, 1995

              WE ARE NOT ASKING YOU FOR A PROXY AND
            YOU ARE REQUESTED NOT TO SEND US A PROXY.



     This Information Statement is furnished in connection with the Meeting of Shareholders of Osmic, Inc., a Delaware corporation (the "Company"), to be held on Thursday, December 21, 1995, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders and in this Information Statement.

     The Annual Report on Form 10-K for the year ending June 30, 1995, is enclosed herewith.

     Only shareholders of record at the close of business on November 29, 1995 will be entitled to vote at the meeting or any adjournment thereof. Each holder of the 1,970,894 issued and outstanding shares of the Company's common stock, $0.01 par value (the "Common Stock"), is entitled to one vote per share. Shares cannot be voted at the meeting unless the holder is present in person or represented by proxy. A majority in interest of all the issued and outstanding shares of Common Stock must be represented in person or by proxy in order to have a quorum.


                    MATTERS TO COME BEFORE THE MEETING

Election of Directors

     Directors are to be elected at the Meeting of Shareholders, each to hold office until the next Annual Meeting of Shareholders and until his successor has been elected and qualified. No nominees have been selected by the Board of Directors of the Company (the "Board"). The directors shall be elected by a plurality of votes of the shares of Common Stock present in person or represented by proxy at the Meeting of Shareholders entitled to vote on the election of directors.

     There are no family relationships by blood, marriage or adoption between any of the directors or executive officers of the Company.

Information Relating to Present Directors of the Company

     Joel C. Domino was elected a Director in July 1994. Mr. Domino was Corporate Controller of Madera Glass Company from 1988 to 1991; Director of Strategic Planning, Price Administration, and Credit of Ball-Incon Glass Packaging Company from 1991 through August 1993; and now serves as Vice President and CFO of Kent Display Systems ("KDS") since August 1993. KDS is in the business of commercialization and manufacture of liquid crystal displays utilizing proprietary positions under certain exclusive licenses granted by Kent State University. Mr. Domino is the son-in-law of William Manning, the President of Manning & Napier Advisors, Inc. ("M&N").

     Zvi Yaniv was appointed a Director in August 1993 and has served as Chairman of the Board of Directors since September 1993. Dr. Yaniv has been an employee of Manning Ventures, Inc. since 1993, a venture capital firm which invests in high technology companies including KDS. (William Manning, President of M&N, the beneficial owner of 91% of the Company's shares, is the principal stockholder of Manning Ventures, Inc.) Dr. Yaniv became President and Director of KDS in May 1993. In January 1992, Dr. Yaniv founded and then became, and currently remains, the President of Advanced Technology Incubator, a incubator development company. Dr. Yaniv was the former President and Director of OIS Optical Imaging Systems, Inc. from 1987 through December 1991.

     Since the last annual shareholders' meeting, July 18, 1994, the Board has met a total of nine times. Each director attended at least 75% of the total number of meetings of the Board.



Committees of the Board of Directors

     The Board is responsible for the overall affairs of the Company. To assist it in carrying out its duties, the Board has delegated certain authority to standing patent, audit and compensation committees. Members of each standing committee are appointed by the Board of Directors at its first meeting following each annual meeting of shareholders. Currently, the entire Board serves as the Company's nominating committee.

     The Patent Committee is to review the patent book of the Company and all new patent applications. It is also to analyze the technology covered by all patents and recommend to the Board those actions necessary to preserve or enhance the value of technologies important to the Company's ongoing business. The Patent Committee is also charged with the duty to recommend which patents are not being utilized and which may be sold or assigned. The Patent Committee consists only of Dr. Yaniv and has met once since the last shareholders meeting.

     The Audit Committee is to consider the audit and non-audit services to be performed by the independent auditors, make arrangements for the internal and independent audits, and recommends the selection of independent auditors. The Audit Committee will also review the results of the internal and independent audits, considers and approves certain of the Company's accounting principles and practices, and reviews various stockholder reports and other reports and filings. The Audit Committee consists only of Mr. Domino and has met two times since the last shareholders meeting.

     Members of the Board who are not officers or employees of the Company serve as the Company's Compensation and Stock Option Committee (the "Compensation Committee"). The Compensation Committee is to annually review the contributions of officers and employees of the Company, review management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, and make recommendations on matters of compensation to the Board. The Compensation Committee will also decide in accordance with the 1994 Employees' Incentive Stock Plan, the officers and key employees who are to receive grants of stock options and their number. The Compensation Committee has met three times since the last shareholders meeting.

Stock Ownership of Present Directors and Management

     The following table sets forth the name, age, principal occupation, term of service and beneficial ownership of Common Stock with respect to the two individuals who are present Directors, as well as Directors and Officers as a group.

                                                         Shares beneficially
                                                             owned as of
                                                          October 30, 1995
                       Principal        Director      Number           Percent
Name and age           Occupation        Since        of shares     (1) of class
Joel C. Domino, 35     CFO, KDS          1994           1,250          0.1%

Zvi Yaniv, Ph.D., 48   President, ATI    1993          27,574          1.4%

Directors and Officers
as a group (3 persons)                                 32,566 (2)      1.7%

(1) This is based on information furnished by each director. Unless otherwise indicated in a following footnote, the person has sole voting and investment power of the shares shown opposite his or her name.

(2) Includes 2,500 shares of Common Stock which Mr. Hardenburg may acquire within the next 60 days pursuant to the exercise of stock options granted by the Company.


Executive Officers and Compensation

     Currently, Wes L. Hardenburg, age 37, is the only executive officer of the Company. Mr. Hardenburg has been affiliated with the Company since December 1991 and has been the Company's Secretary, Treasurer and Chief Financial Officer since September 1993. Prior to this appointment by the Board of Directors, he was the Company's corporate controller. From 1984 to 1991, Mr. Hardenburg held various financial positions with Durakon Industries, Inc. ("Durakon"), an automotive aftermarket manufacturer and supplier. The last two years of his tenure at Durakon he served as principal financial officer.

     The Securities and Exchange Commission requires disclosure for the Company's last three fiscal years with respect to the Company's Chief Executive Officer, each of the four other most highly compensated executive officers of the Company and its subsidiaries during the most recent fiscal year whose salary and bonus exceeded $100,000 and other individuals who would have been among the most highly compensated executive officers of the Company and its subsidiaries during the most recent fiscal year but for the fact that the individuals were no longer serving as executive officers on June 30, 1995.

     The Company has not entered into any separate employment agreements with key executive officers and has no executive compensation plan in effect at the date hereof. All Executive Officers of the Company serve at the will of the Board.

     The following table sets forth certain information as to annual compensation of executive officers of the Company.


     Name and                                                   Other Annual
     Principal Position        Year    Salary($)   Bonus($)    Compensation($)
     CEO (1)                   1995    79,250      9,080               883
                               1994    80,000        -                 800
     Wes L. Hardenburg,
     Secretary, Treasurer
     and CFO (2)               1995    66,250     36,563                -
                               1994    65,833        -                  -

     (1) Former CEO's term of office was from September 20, 1993 until May 21, 1995.

     (2)  Became an executive officer effective September 20, 1993.

     The following table sets forth certain information relative to stock option grants under the Company's 1994 Employees' Incentive Stock Plan during the fiscal year ended June 30, 1995.



                                                             Potential Realized
                                                             Value at Assumed
                                                             Annual Rates
                                                             of Stock Price
                                                             Appreciation
                              Individual Grants              for Option
Term
              Number of     % of Total
              Securities    Options/SARs
              Underlying    Granted to    Exercise or
              Options/SARs  Employees in  Base Price  Expiration
  Name        Granted (#)   Fiscal Year   ($/Sh)      Date       5%($)   10%($)
  CEO (1)

  Wes L.
  Hardenburg  10,000        26.7%          $1.42      12/19/04   $8,930  $22,631

     (1) Stock option grants to former CEO were cancelled at date of employment termination, May 21, 1995.

                       FURTHER INFORMATION

Principal Shareholders

     The following table sets forth certain information, as of October 30, 1995, concerning those persons who are known by management of the Company to be beneficial owners of more than 5% of the Company's outstanding Common Stock (as provided to the Company by such persons).

     Name and address                       Amount and nature of      Percent
     of beneficial owner                    beneficial ownership      of class
     Manning & Napier Advisors, Inc.
       One Lincoln First Square, Suite 1100
       Rochester, NY  14604                 1,793,683.97 (1)            91.0%

     William Manning
       One Lincoln First Square, Suite 1100
       Rochester, NY  14604                 1,797,877.43 (2)            91.2%

     (1) Includes 1,745,254.50 shares of Common Stock whom M&N via investor agreements have sole dispository and voting power over. M&N has sole dispository and shared voting power over 48,429.47 shares of Common Stock.

     (2) William Manning, as President of M&N, is deemed to be the beneficial owner of the shares beneficially owned by M&N.
           William Manning owns directly 4,193.46 shares of Common Stock.

Compensation Committee Report

     The Compensation Committee has formulated a compensation philosophy and has adopted a performance based bonus program which has been implemented at all levels of the Company. The Compensation Committee has implemented equity-based incentives through grants of stock options under the Company's 1994 Employees' Incentive Stock Plan.

Performance Graph

     The SEC requires that companies include in their Proxy Statement a line-graph presentation comparing cumulative, five-year stockholder returns on an indexed basis with both the Standard & Poors 500 Stock Index and other publicly-traded companies in the Company's so-called "peer group;" i.e., those in similar lines of business, or as similar as possible.

     The Company's Common Stock has not been quoted for trading in the over-the-counter market or elsewhere. The Company's stock is not listed on any exchange or through the National Association of Securities Dealers quotation system. The Company's stock has not been included in the so-called "pink sheets," a quotation service for many public companies whose stocks are not listed or quoted elsewhere.

     Consequently, the Company is unable to present a performance graph.


                             AUDITORS

     The Board has selected Coopers & Lybrand as the Company's independent auditors for the fiscal year ended June 30, 1996. Coopers & Lybrand has audited the Company's financial statements for the fiscal years ended
June 30, 1995 and 1994. Representatives from Coopers & Lybrand will be present at the Meeting of Shareholders, will have the opportunity to make a statement if they wish, and will be available to respond to appropriate questions.


       SHAREHOLDER PROPOSALS FOR FISCAL YEAR 1996 ANNUAL MEETING

     Shareholder proposals intended to be presented at the Fiscal Year 1996 Annual Meeting which are eligible for inclusion in the Company's proxy statement for that meeting under the applicable rules of the Security and Exchange Commission must be received by the Company not later than August 3, 1996. Such proposals should be addressed to the Secretary at the Company's corporate headquarters.

                             OTHER MATTERS

     At the date of this Information Statement, management is not aware of any matters to be presented for action at the meeting other than those described above.

                                          Wes L. Hardenburg, Secretary


Troy, Michigan
December 1, 1995